Exhibit 32

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Dala Petroleum Corp. (the “Registrant”) on Form 10-Q for the quarterly period ending June 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Mark Savage, President and Chief Executive Officer and Acting Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Date: August 11, 2017	By:	/s/ Mark Savage
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Accounting Officer)